Exhibit 4.1

                             [FRONT OF CERTIFICATE]
COMMON SHARES                                                  COMMON SHARES
  $.01 PAR VALUE                                              $.01 PAR VALUE

             [Picture of doctor holding beaker, businessman holding clipboard and nurse holding caduceus, standing over urban landscape.]




THIS CERTIFICATE IS TRANSFERABLE                                  [CUSIP NUMBER]
IN BOSTON OR IN NEW YORK CITY                   SEE REVERSE FOR IMPORTANT NOTICE
                                                ON TRANSFER RESTRICTIONS AND
                                                OTHER INFORMATION




                         SENIOR HOUSING PROPERTIES TRUST
                     A MARYLAND REAL ESTATE INVESTMENT TRUST

THIS CERTIFIES THAT

                                  --SPECIMEN--

is the registered holder of

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST IN

    [Superimposed over the following paragraph are the words "COMMON SHARES"] Senior Housing Properties Trust (the "Trust"), a Maryland real estate investment trust established by Declaration of Trust made as of December 16, 1998, as amended from time to time, a copy of which, together with all amendments thereto (the "Declaration"), is on file with the State Department of Assessments and Taxation of Maryland. The provisions of the Declaration and the Bylaws of the Trust, and all amendments thereto, are hereby incorporated in and made a part of this certificate as fully as if set forth herein in their entirety, to all of which provisions the holder and every transferee or assignee hereof by accepting or holding the same agrees to be bound. See reverse for existence of Trustees authority to determine preferences and other rights of subsequent series of shares, and of restriction on transfer provisions governing the shares evidenced by this certificate. This certificate and the shares evidenced hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by its duly authorized agent upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate and the shares of a Maryland corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Trust and the facsimile signature of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
 STATE STREET BANK AND TRUST COMPANY
     (BOSTON)
                      [Signature of Ajay Saini]  [Signature of David J. Hegarty]

                          TRANSFER AGENT AND REGISTRAR

BY
   AUTHORIZED SIGNATURE          TREASURER                 PRESIDENT


[The left side of the front of the Certificate contains a graphic design, at the top of which is a box labeled "NUMBER" and at the bottom of which is a facsimile of the Trust's seal and a box.]

[The right side of the front of the Certificate contains a graphic design, at the top of which is a box labeled "SHARES".]

                            [REVERSE OF CERTIFICATE]

                         SENIOR HOUSING PROPERTIES TRUST
                               -------------------
                                IMPORTANT NOTICE
                               -------------------

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE RESTRICTED BY THE TRUST AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED ALL UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-_____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act_________________
          tenants in common                                (State)

     Additional abbreviations may also be used though not in the above list

         For value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF NEW OWNER

[Box]  _______________________________________________________________________

______________________________________________________________________________
PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE
OF ASSIGNEE.
______________________________________________________________________________

______________________________________________________________________________
Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated ____________________

                                    (Sign here)_________________________________
                                    NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT
                                    MUST  CORRESPOND  WITH THE  NAME AS  WRITTEN
                                    UPON THE FACE OF THE  CERTIFICATE,  IN EVERY
                                    PARTICULAR,     WITHOUT     ALTERATION    OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.